Exhibit 99.4

CUSTOMER TALKING POINTS
Announcement Regarding Anixter and Clayton, Dubilier & Rice

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Anixter is pleased to announce a transaction in which Clayton, Dubilier & Rice (“CD&R”) will invest in Anixter in a $3.8 billion transaction, resulting in Anixter becoming a private company. We believe the transaction is in the best interest of all stakeholders, not the least of which are our customers.

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CD&R has been around over 40 years and has a multi-billion-dollar portfolio of companies. They have an established track record of strategic and successful investments, many of which have been in the industrial distribution industry. Their strategy is to partner with companies to help them grow their businesses by building rewarding collaborations with management to spur growth strategies, inject new ideas, and support operational excellence. The firm stands on a reputation for problem-solving, managing complex transactions, and always doing what they say they will do. CD&R’s values-candor, courage, creativity, integrity, loyalty, passion, perseverance, respect, and teamwork-are very similar to Anixter’s Blue Book values. The similar culture and expertise in the distribution space make them an excellent fit for Anixter.

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We look forward to joining forces with CD&R, who knows our industry well and has tremendous respect for the successful business Anixter has built, our strategic direction, our talented employees and innovative approach to the markets we serve.

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When the transaction is completed and Anixter becomes a privately held company, we are confident that Anixter will be even better positioned to deliver valued services and support to you. CD&R brings years of experience and capabilities within the distribution industry. Combining their financial resources, industry experience, and operational capabilities with Anixter’s existing strengths as a global services company who is also exceptional at distribution, we expect to extend and expand our ability to service and support you. CD&R is fully supportive of Anixter’s strategy to continue building creative and high-value service capabilities for our customers.

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As for now, all of us at Anixter remain dedicated to executing on our business strategy and objectives. We’re still the same people and organization serving you that we were before this announcement. There is NO change in our business commitments to you as a result of this pending transaction. We will continue to operate on a business-as-usual basis with you, and we want you to feel comfortable working with us the same way you always have.

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As an important customer to Anixter, you may have a lot of detailed questions about what all of this may mean when we become a private company. The transaction is not closed yet and is not expected to close until the end of Q1 2020. As a result, there are still details being worked out and many questions we can’t answer right now. We want to reiterate: for now, everything is business as usual. You should not change how you deal with us or your working relationship with your Anixter support team.

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Both Anixter and CD&R are committed to extending the tremendously successful relationships Anixter has built with our customers. We will keep you informed as we move through this transition. Thank you for your patience and continued support. Don’t hesitate to contact us should you or your company have any other questions or concerns.

Additional Information Regarding the Transaction and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of
Anixter International Inc. (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed transaction involving the Company, CD&R Arrow Parent, LLC (“Parent”) and CD&R Arrow Merger Sub, Inc., whereby the Company will become a wholly-owned subsidiary of Parent (the “proposed transaction”). The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the SEC, including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”), which will be mailed or otherwise disseminated to the Company’s stockholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at investors.anixter.com/financials/sec-filings or by contacting the Company’s Investor Relations Department at kevin.burns@anixter.com.

Certain Information Regarding Participants in the Solicitation
The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2018, filed with the SEC on February 21, 2019, and its definitive proxy statement on
Schedule 14A for the 2019 annual meeting of stockholders, filed with the SEC on April 18, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed transaction, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Forward Looking Statements
Certain information in this communication constitutes “forward-looking statements” as defined in the Private
Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believes,” “expects,”
“anticipates,” “estimates,” “intends,” “plans,” “seeks” or words of similar meaning, or future or conditional verbs, such as “will,” “should,” “could,” “may,” “aims,” “intends,” or “projects.”

However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These statements may relate to risks or uncertainties associated with:
· the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, without limitation, the timely receipt of stockholder and regulatory approvals (or any conditions, limitations or restrictions placed on such approvals);
· unanticipated difficulties or expenditures relating to the proposed transaction;
· the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement, including in circumstances which would require the Company to pay a termination fee;
· legal proceedings, judgments or settlements, including those that may be instituted against the Company, its board of directors, executive officers and others following the announcement of the proposed transaction;
· disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction;
· potential difficulties in employee retention due to the announcement and pendency of the proposed transaction;
· the response of customers, service providers, business partners and regulators to the announcement of the proposed transaction; and

· other factors described in the Company’s annual report on Form 10-K for the fiscal year ended December 28, 2018 filed with the SEC on February 21, 2019.

The Company can give no assurance that the expectations expressed or implied in the forward-looking statements contained herein will be attained. The forward-looking statements are made as of the date of this communication, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.